Annual Report o December 31, 1998

[LOGO] CitiFunds

              Short-Term
              U.S. Government
              Income Portfolio

                                   [GRAPHIC]

                                     BONDS

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                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
 ...............................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Fund Performance                                                               4
 ................................................................................

CitiFunds Short-Term U.S. Government Income Portfolio
 ................................................................................
Statement of Assets and Liabilities                                            5
 ................................................................................
Statement of Operations                                                        5
 ................................................................................
Statement of Changes in Net Assets                                             6
 ................................................................................
Financial Highlights                                                           7
 ................................................................................
Notes to Financial Statements                                                  8
 ................................................................................
Independent Auditors' Report                                                  12
 ................................................................................

Government Income Portfolio
 ................................................................................
Portfolio of Investments                                                      13
 ................................................................................
Statement of Assets and Liabilities                                           14
 ................................................................................
Statement of Operations                                                       14
 ................................................................................
Statement of Changes in Net Assets                                            15
 ................................................................................
Financial Highlights                                                          15
 ................................................................................
Notes to Financial Statements                                                 16
 ................................................................................
Independent Auditors' Report                                                  20
 ................................................................................

LETTER TO OUR SHAREHOLDERS


Dear Shareholders:

     This annual report covers the period from January 1, 1998, through December 31, 1998, for the CitiFunds(SM) Short-Term U.S. Government Income Portfolio. Inside, the CitiFunds' investment manager, Citibank, N.A., discusses the market conditions it faced, the strategies it employed and its outlook for the future.

     Much of the 12-month period saw a continuation of generally positive economic conditions in the United States. Low inflation and declining interest rates were generally positive influences on the U.S. government securities in which the Portfolio invests.

     However, other financial markets, especially stocks, experienced heightened turbulence in 1998. In our view, the recent market volatility once again confirms the benefits of diversification. By allocating your investment assets among a number of different markets, you may be able to reduce the effects of volatility on your overall portfolio. In our view, CitiFunds Short-Term U.S. Government Income Portfolio can play a valuable role in such a diversified investment portfolio.

     Thank you for your continued confidence and participation.

Sincerely,

/s/ Philip W. Coolidge

Philip W. Coolidge
President
January 20, 1999

PORTFOLIO ENVIRONMENT AND OUTLOOK

     1998 was a very good year for the U.S. Treasury securities in which the Portfolio invests. A slowing U.S. economy, persistently low inflation and declining long-term interest rates helped boost prices of U.S. Treasury securities throughout the year. That's partly because direct obligations of the federal government benefited from the first federal budget surplus in recent memory, which reduced the government's need to issue U.S. Treasury securities.

     During the second and third quarters of the year, U.S. Treasury securities were also the beneficiaries of a worldwide "flight to quality." The spread of the global currency and credit crisis from Asia to Russia and certain Latin American nations caused domestic and foreign investors to sell investments they perceived as risky. Because many investors became concerned about a potential recession in both emerging and developed markets, they flocked to the relative "safe haven" of U.S. Treasury securities. In fact, yields on long-term U.S. Treasury bonds fell to their lowest levels in more than 30 years.

     Although CitiFunds Short-Term U.S. Government Income Portfolio does not invest in them, it is important to note that other types of fixed-income securities did not fare as well as U.S. Treasury securities in this environment. That's because, during the flight to quality, investors generally avoided all other sectors of the U.S. bond market. Prices of corporate bonds and even some U.S. agency securities fell relative to U.S. Treasury securities when risk-averse investors shifted their assets away from these markets.

     U.S. Treasury securities retraced a portion of their gains during the fourth quarter of 1998, after the Federal Reserve Board reduced short-term interest rates three times in an effort to stimulate economic growth. At the same time, the International Monetary Fund took steps to contain the spread of the global currency and credit crisis in Latin America, and the Japanese government announced a long-awaited program to reform its banking system and pull its economy out of recession. These measures helped ease investors' fears of a global economic dislocation, and they appeared to become more comfortable with riskier assets once again, selling U.S. Treasury securities to participate in the higher yielding investments they shunned just weeks before.

     The Portfolio was well positioned to take advantage of these influences. In anticipation of declining interest rates, we maintained the portfolio's average duration - a measure of sensitivity to changing interest rates - toward the long end of its range. Accordingly, we were able to maintain higher yields as interest rates fell. As a result, we participated strongly in this past summer's rally of the Treasury market. More recently, we reduced the portfolio's average duration, which helped us capture higher yields when interest rates rose in the fourth quarter.

     Looking forward, our economic outlook calls for slow growth, low inflation and an accommodative monetary policy. Historically, these types of conditions have generally been favorable for U.S. Treasury securities. Although we expect further declines in short-term interest rates over the near term if the Federal Reserve Board continues to ease monetary policy in response to economic weak-ness overseas, we believe that longer term interest rates should trade in a range near current levels for most of 1999, and may even rise modestly later in the year. Accordingly, we have maintained the Portfolio's modestly long average duration, potentially enabling us to maintain higher yields longer if interest rates decline.

     Of course, we remain aware of the potential for continuing instability in overseas markets, which could cause another surge in demand for government bonds. We are monitoring the situation carefully. If conditions change, we are prepared to reposition the portfolio to attempt to capture the opportunities that the future may bring.





FUND FACTS

Fund Objective

To generate current income and preserve the value of its shareholders' investments.

Investment Adviser,                Dividends

Government Income Portfolio        Paid monthly, if any
Citibank, N.A.

Commencement of Operations         Capital Gains

September 8, 1986                  Paid semi-annually, if any

Net Assets as of 12/31/98          Benchmarks

$48.0 million                      o Lipper Short U.S. Government Funds  Average
                                   o Lehman 1-3 Year U.S. Government Index

FUND PERFORMANCE

Total Returns

                                                     One       Five       Ten
All Periods Ended December 31, 1998                  Year      Years*    Years*
================================================================================
CitiFunds Short-Term U.S.
  Government Income Portfolio                        6.33%     4.95%     6.97%
Lipper Short U.S. Government Funds Average           5.83%     5.03%     6.52%
Lehman 1-3 Year U.S. Government Index                6.98%     5.96%     7.36%

*    Average Annual Total Return


30-Day SEC Yield            4.18%
Income Dividends Per Share $0.474



Growth of a $10,000 Investment

A $10,000 investment in the Fund made ten years ago would have grown to $19,611 (as of 12/31/98). The graph shows how this compares to its benchmarks over the same period.

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]


                        Lipper       Lehman       CitiFunds
                      Short U.S.    1-3 Year     Short-Term
                      Government      U.S.          U.S.
                     Income Funds  Government    Government
            Date          Avg.        Index   Income Portfolio
            ==================================================

            12/31/88    $10,000      $10,000      $10,000
            12/31/89    $11,036      $11,092      $11,201
            12/31/90    $12,015      $12,176      $12,085
            12/31/91    $13,393      $13,597      $13,753
            12/31/92    $13,982      $14,446      $14,517
            12/31/93    $14,793      $15,224      $15,399
            12/31/94    $14,569      $15,302      $15,135
            12/31/95    $16,192      $16,961      $16,873
            12/31/96    $16,885      $17,825      $17,382
            12/31/97    $17,850      $19,010      $18,444
            12/31/98    $18,890      $20,336      $19,611


The graph assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors. Returns reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's return would have been lower.

Total returns and yields do not reflect initial sales charges in effect as of January 4, 1999. If sales charges were in effect at December 31, 1998, the Fund's total return and yield would have been lower.

CitiFunds Short-Term U.S. Government Income Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31,1998
================================================================================
Assets:
Investment in Government Income Portfolio, at value (Note 1A)       $46,866,334
Receivable for shares of beneficial interest sold                     1,372,472
Receivable from the Administrator                                        20,946
--------------------------------------------------------------------------------
    Total assets                                                     48,259,752
--------------------------------------------------------------------------------
Liabilities:
Payable for shares of beneficial interest repurchased                   177,324
Payable to affiliates-Shareholder Servicing Agents fees (Note 2B)         9,721
Accrued expenses and other liabilities                                   38,610
--------------------------------------------------------------------------------
    Total liabilities                                                   225,655
--------------------------------------------------------------------------------
Net Assets for 4,937,101 shares of beneficial interest outstanding  $48,034,097
================================================================================
Net Assets Consist of:
Paid-in capital                                                     $50,509,198
Accumulated net realized loss                                        (2,392,695)
Unrealized depreciation                                                 (97,063)
Undistributed net investment income                                      14,657
--------------------------------------------------------------------------------
    Total                                                           $48,034,097
================================================================================
Net Asset Value, Offering Price and Redemption Price
  Per Share of Beneficial Interest (Note 7)                               $9.73
================================================================================

CitiFunds Short-Term U.S. Government Income Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
================================================================================
Investment Income (Note 1B):
Interest Income from Government Income Portfolio       $1,680,796
Allocated Expenses from Government Income Portfolio      (100,924)
--------------------------------------------------------------------------------
                                                                     $1,579,872
--------------------------------------------------------------------------------
Expenses:
Shareholder Servicing Agents fees (Note 2B)               $72,730
Administrative fees (Note 2A)                              72,730
Distribution fees (Note 3)                                 43,638
Shareholder reports                                        31,389
Audit fees                                                 17,600
Custody and Fund Accounting fees                           17,327
Transfer agent fees                                        12,500
Trustees fees                                              10,336
Legal fees                                                 15,318
Miscellaneous                                               5,201
--------------------------------------------------------------------------------
    Total expenses                                        298,769
Less aggregate amount waived by Administrator
  and Distributor (Notes 2A and 3)                       (116,368)
Less Expenses Assumed by the Administrator (Note 6)       (51,501)
--------------------------------------------------------------------------------
    Net expenses                                                        130,900
--------------------------------------------------------------------------------
Net investment income                                                 1,448,972
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain from
  Government Income Portfolio:
Net realized gain                                         230,601
Unrealized appreciation of investments                     40,666
--------------------------------------------------------------------------------
    Net realized and unrealized gain from
      Government Income Portfolio                                       271,267
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $1,720,239
================================================================================

See notes to financial statements

CitiFunds Short-Term U.S. Government Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended December 31,
                                                      --------------------------
                                                          1998          1997
================================================================================
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                 $ 1,448,972   $ 1,211,090
Net realized gain (loss)                                  230,601       (48,060)
Unrealized appreciation of investments                     40,666       194,316
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations    1,720,239     1,357,346
--------------------------------------------------------------------------------
Distribution to Shareholders from:
Net investment income                                  (1,442,038)   (1,224,908)
--------------------------------------------------------------------------------
Transactions in Shares of Beneficial Interest
  (Note 5):
Net proceeds from sale of shares                       36,423,583       919,430
Net asset value of shares issued to shareholders
  from reinvestment of dividends                        1,435,786     1,216,313
Cost of shares repurchased                            (10,340,734)   (8,775,300)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
  transactions in shares of beneficial interest        27,518,635    (6,639,557)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                  27,796,836    (6,507,119)
--------------------------------------------------------------------------------
Net Assets:
Beginning of period                                    20,237,261    26,744,380
--------------------------------------------------------------------------------
End of period (including undistributed
  net investment income of $14,657 and
  $7,723, respectively)                               $48,034,097   $20,237,261
================================================================================

See notes to financial statements

CitiFunds Short-Term U.S. Government Income Portfolio
FINANCIAL HIGHLIGHTS

                                               Year Ended December 31,
                                     -------------------------------------------
                                     1998     1997     1996     1995     1994+
================================================================================
Net Asset Value,
  beginning of period                 $9.61    $9.55    $9.78    $9.28    $9.91
-------------------------------------------------------------------------------
Income From Operations:
Net investment income                 0.473    0.504    0.516    0.543    0.466
Net realized and
  unrealized gain (loss)              0.121    0.064   (0.232)   0.500   (0.635)
-------------------------------------------------------------------------------
    Total from operations             0.594    0.568    0.284    1.043   (0.169)
-------------------------------------------------------------------------------
Less Distributions From:
Net investment income                (0.474)  (0.508)  (0.514)  (0.543)  (0.461)
-------------------------------------------------------------------------------
    Total distributions              (0.474)  (0.508)  (0.514)  (0.543)  (0.461)
--------------------------------------------------------------------------------
Net Asset Value,
  end of period                       $9.73    $9.61    $9.55    $9.78    $9.28
================================================================================
Ratios/Supplemental
  Data:
Net assets, end of period
  (000s omitted)                   $48,034  $20,237  $26,744  $35,325  $52,933
Ratio of expenses to
  average net assets (A)              0.80%    0.80%    0.80%    0.80%    0.80%
Ratio of net investment
  income to average
  net assets                          4.98%    5.20%    5.31%    5.38%    4.72%
Portfolio turnover (B)                  --       --       --       --       22%
Total return                          6.33%    6.11%    3.02%   11.48%   (1.72%)

Note: If Agents of the Fund for the periods indicated and Agents of Government Income Portfolio for the periods after May 1, 1994 had not voluntarily waived a portion of their fees and assumed Fund expenses, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share                          $0.413   $0.442   $0.460   $0.499   $0.421
Ratios:
Expenses to average
  net assets (A)                      1.42%    1.43%    1.38%    1.23%    1.26%
Net investment income to
  average net assets                  4.36%    4.57%    4.73%    4.95%    4.26%
================================================================================

(A) Includes the Funds share of Government Income Portfolio allocated expenses for the periods subsequent to May 1, 1994.

(B) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

+ On May 1, 1994, the Fund began investing all its investable assets in Government Income Portfolio.

See notes to financial statements

CitiFunds Short-Term U.S. Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies The CitiFunds Short-Term U.S. Government Income Portfolio (formerly Landmark U.S. Government Income Fund), (the "Fund") is a separate diversified series of CitiFunds Fixed Income Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end, management investment company. The Fund invests all of its investable assets in Government Income Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Adviser. The value of such investment reflects the Fund's proportionate interest (55.7% at December 31, 1998) in the net assets of the Portfolio. CFBDS, Inc. ("CFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes Fund shares available to customers as Shareholder Servicing Agent. Citibank is a wholly owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.

     The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Fund are as follows:

     A. Investment Valuation Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. Investment Income The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

     C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $2,428,993, of which $1,551,556 will expire on December 31, 2002, $329,508 will expire on December 31, 2003, $367,655 will expire on December 31, 2004, and $180,274 will expire on December 31, 2005. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized capital gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

CitiFunds Short-Term U.S. Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

     D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

     E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.

     F. Other All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on a trade date basis.

2. Administrative Services Plan The Trust has adopted an Administrative Services Plan which provides that the Trust, on behalf of the Fund, may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Trust Administrative Services Plan, the aggregate of the fees paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such Plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then current fiscal year.

     A. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, may not exceed an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $72,730, all of which was voluntarily waived for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs certain duties and receives compensation from CFBDS from time to time as agreed to by CFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers or directors of the Administrator or its affiliates.

CitiFunds Short-Term U.S. Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

     B. Shareholder Servicing Agents' Fees The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $72,730, for the year ended December 31, 1998.

3. Distribution Fees The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund compensates the Distributor at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $43,638, all of which was voluntarily waived for the year ended December 31, 1998. The Distributor may also receive an additional fee from the Fund not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distributor has voluntarily agreed to waive this fee through December 31, 1998.

4. Investment Transactions Increases and decreases in the Fund's investment in the Portfolio for the year ended December 31, 1998 aggregated $30,527,046 and $5,747,659, respectively.

5. Shares Of Beneficial Interest The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31,
                                                      --------------------------
                                                         1998           1997
================================================================================
Shares sold                                            3,752,548        95,978
Shares issued to shareholders from reinvestment
   of dividends                                          148,353       127,315
Shares repurchased                                    (1,068,844)     (917,798)
--------------------------------------------------------------------------------
Net increase (decrease)                                2,832,057      (694,505)
================================================================================

CitiFunds Short-Term U.S. Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Assumption of Expenses CFBDS has voluntarily agreed to pay a portion of the expenses of the Fund for the year ended December 31, 1998, which amounted to $51,501.

7. Subsequent Event Effective January 4, 1999 a maximum sales charge of 1.50% will be imposed on purchases of Fund shares.

CitiFunds Short-Term U.S. Government Income Portfolio
INDEPENDENT AUDITORS' REPORT

To the Trustees of CitiFunds Fixed Income Trust (the Trust) and the Shareholders of CitiFunds Short-Term U.S. Government Income Portfolio

     In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CitiFunds Short-Term U.S. Government Income Portfolio (the "Fund"), a series of CitiFunds Fixed Income Trust, at December 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

Government Income Portfolio
PORTFOLIO OF INVESTMENTS December 31, 1998

                    Principal
                      Amount
Issuer           (000's omitted)    Value
-------------------------------------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION -- 14.3%
-------------------------------------------
6.50%, 2009            $ 189    $   192,550
6.50%, 2011            3,438      3,505,422
6.50%, 2019              825        828,266
7.00%, 2008            1,064      1,064,408
7.00%, 2013            4,984      5,123,419
7.25%, 2022              396        398,036
8.00%, 2006              140        144,049
8.00%, 2007              141        145,020
8.00%, 2017              176        184,844
8.00%, 2021              167        174,591
8.00%, 2022              124        128,807
9.50%, 2016                1          1,449
9.50%, 2017               37         39,780
9.50%, 2018               26         27,514
9.50%, 2019               27         28,585
9.50%, 2020               36         38,368
                                -----------
Total Government
  National Mortgage
  Association                    12,025,108
                                -----------
U.S. & OTHER GOVERNMENT
OBLIGATIONS -- 77.2%
-------------------------------------------
Israel State
  U.S. Government
  Guaranteed Notes
  5.70% due 2/15/03    5,000      5,103,500
United States
  Treasury Notes,
  5.625% due 11/30/99  7,000      7,061,250
  5.375% due 1/31/00   5,000      5,037,500
  6.875% due 3/31/00   6,000      6,156,540
  5.375% due 6/30/00  10,000     10,103,100
  4.00% due 10/31/00   4,000      3,956,880
  4.625% due 11/30/00  4,500      4,502,790
  5.625% due 11/30/00  3,500      3,562,335
  6.50% due 08/31/01   8,000      8,366,240
  6.625% due 04/30/02  8,500      8,995,380
  5.75% due 04/30/03   2,000      2,081,880
                                -----------
                                 59,823,895
                                -----------
Total U.S. & Other Government
  Obligations                    64,927,395
                                -----------


                        Principal
                          Amount
Issuer               (000's omitted)      Value

SHORT-TERM OBLIGATIONS -- 7.6%
-------------------------------------------------
First Union
  Repurchase Agreement
  4.95% due 1/04/99
  proceeds at maturity
  $3,433,888 (collateralized
  by $2,117,000
  U.S. Treasury Bond
  12.50% due 08/15/14,
  valued at $3,505,519)               $ 3,432,000

State Street
  Repurchase Agreement
  4.50% due 1/04/99
  proceeds at maturity
  $3,001,500 (collateralized
  by $2,910,000
  U.S. Treasury Note
  6.25% due 10/31/01,
  (valued at $3,032,311)                3,000,000
                                      -----------
Total Short-Term Obligations
  at amortized cost                     6,432,000
                                      -----------
Total Investments
  (Identified Cost
  $83,369,009)                99.1%    83,384,503
Other Assets,
  Less Liabilities             0.9        762,281
                             -----    -----------
Net Assets                   100.0%   $84,146,784
                             =====    ===========

See notes to financial statements

Government Income Portfolio
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
================================================================================
Assets:
Investments at value (Note 1A) (Identified Cost, $83,369,009)       $83,384,503
Cash                                                                        242
Interest receivable                                                     786,083
--------------------------------------------------------------------------------
    Total assets                                                     84,170,828
--------------------------------------------------------------------------------
Liabilities:
Payable to affiliates-Investment advisory fees (Note 2)                  24,044
--------------------------------------------------------------------------------
Net Assets                                                          $84,146,784
================================================================================
Represented by:
Paid-in capital for beneficial interests                            $84,146,784
================================================================================


Government Income Portfolio
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
================================================================================
Investment Income: (Note 1B):                                        $3,937,543
Expenses:
Investment advisory fees (Note 2)                       $235,934
Administrative fees (Note 3)                              33,706
Expense fees (Note 6)                                         20
--------------------------------------------------------------------------------
    Total expenses                                       269,660
Less aggregate amount waived by the
  Administrator (Note 3)                                 (33,706)
--------------------------------------------------------------------------------
Net expenses                                                            235,954
--------------------------------------------------------------------------------
    Net investment income                                             3,701,589
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain from investment transactions           495,657
Unrealized appreciation of investments                   134,572
--------------------------------------------------------------------------------
    Net realized and unrealized gain on investments                     630,229
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $4,331,818
================================================================================

See notes to financial statements

Government Income Portfolio
STATEMENT OF CHANGES IN NET ASSETS

                                                          For the year ended
                                                              December 31,
                                                       -------------------------
                                                          1998          1997
================================================================================
Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                  $3,701,589    $3,170,048
Net realized gain (loss) from investment transactions     495,657      (113,894)
Unrealized appreciation of investments                    134,572       507,465
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations    4,331,818     3,563,619
--------------------------------------------------------------------------------
Capital Transactions:
Proceeds from contributions                            48,935,387    26,243,756
Value of withdrawals                                  (30,418,418)  (22,008,195)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions   18,516,969     4,235,561
--------------------------------------------------------------------------------
Net Increase in Net Assets                             22,848,787     7,799,180
--------------------------------------------------------------------------------
Net Assets:
Beginning of period                                    61,297,997    53,498,817
--------------------------------------------------------------------------------
End of period                                         $84,146,784   $61,297,997
================================================================================


Government Income Portfolio
FINANCIAL HIGHLIGHTS
                                                                            For the Period
                                                                              May 1, 1994
                                                                             (Commencement
                                            Year Ended December 31,        of Operations) to
                                                                              December 31,
                                     1998       1997       1996       1995        1994
============================================================================================
Ratios/Supplemental Data:
Net Assets, end of period
  (000's omitted)                   $84,147    $61,298    $53,499    $53,145    $55,673
Ratio of expenses to
  average net assets                   0.35%      0.35%      0.35%      0.36%      0.43%*
Ratio of net investment income
  to average net assets                5.49%      5.65%      5.75%      5.80%      5.27%*
Portfolio turnover                      288%       126%       100%       284%        40%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

Ratios:
Expenses to average
  net assets                           0.40%      0.41%      0.40%      0.40%      0.44%*
Net investment income
  to average net assets                5.44%      5.59%      5.70%      5.76%      5.26%*
============================================================================================

*Annualized

See notes to financial statements

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies Government Income Portfolio (the "Portfolio"), a separate series of The Premium Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Adviser of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Administrator. Citibank is a wholly owned subsidiary of Citigroup, Inc.

     The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The significant accounting policies consistently followed by the Portfolio are as follows:

     A. Investment Security Valuations Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by pricing services approved by the Board of Trustees, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the counter prices. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

     B. Income Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Gain and loss from principal paydowns are recorded as income.

     C. U.S. Federal Income Taxes The Portfolio is considered a partnership under the U.S. Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

     D. Expenses The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

     E. Repurchase Agreements It is the policy of the Portfolio to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreements. Additionally, procedures have been established by the Portfolio to monitor, on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

     F. TBA Purchase Commitments The Portfolio enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Portfolio holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Note 1A.

     Although the Portfolio will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a commitment prior to settlement if the Portfolio's Adviser deems it appropriate to do so.

     G. Futures contracts The Portfolio may engage in futures transactions.The Portfolio may use futures contracts in order to protect the Portfolio from fluctuation in interest rates without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed income securities in the Portfolio in an effort to reduce potential losses or enhance potential gains. Buying futures contracts tends to increase the Portfolio's exposure to the underlying instrument.

     Selling futures contracts tends to either decrease the Portfolio's exposure to the underlying instrument, or to hedge other Portfolio investments.

     Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded.

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS (Continued)

     There are several risks in connection with the use of futures contracts as a hedging device. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. No such instruments were held at December 31, 1998.

     H. Other Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

2. Investment Advisory Fees The investment advisory fees paid to Citibank, as compensation for overall investment management services, amounted to $235,934 for the year ended December 31, 1998. The investment advisory fees are computed at the annual rate of 0.35% of the Portfolio's average daily net assets.

3. Administrative Fees Under the terms of an Administrative Services Agreement, the administrative fees paid to the Administrator, as compensation for overall administrative services and general office facilities, are computed at the annual rate of 0.05% of the Portfolio's average daily net assets. The Administrative fees amounted to $33,706, all of which was voluntarily waived, for the year ended December 31, 1998. Citibank acts as Sub-Administrator and performs certain duties and receives compensation from SFG from time to time as agreed to by SFG and Citibank. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers or directors of the Administrator or its affiliates.

4. Purchases And Sales Of Investments Purchases and sales of U.S. Government securities, other than short-term obligations, aggregated $197,220,054 and $175,826,293, respectively, for the year ended December 31, 1998.

5. Federal Income Tax Basis Of Investments The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $83,369,009
================================================================================
Gross unrealized appreciation                                     $   391,611
Gross unrealized depreciation                                        (376,117)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $ 15,494
================================================================================

Government Income Portfolio
NOTES TO FINANCIAL STATEMENTS

6. Expense Fees SFG has entered into an expense  agreement  with the  Portfolio.
SFG has agreed to pay all of the ordinary operating expenses (excluding interest, taxes, brokerage commissions, litigation costs or other extraordinary costs or expenses) of the Portfolio, other than fees paid under the Advisory Agreement and Administrative Services Agreement. The Agreement may be terminated by either party upon not less than 30 days nor more than 60 days written notice.

     The Portfolio has agreed to pay SFG an expense fee on an annual basis, accrued daily and paid monthly; provided, however, that such fee shall not exceed the amount such that immediately after any such payment the aggregate ordinary expenses of the Portfolio less expenses waived by the Administrator would, on an annual basis, exceed an agreed upon rate, currently 0.35% of the Portfolio's average daily net assets.

7. Line of Credit The Portfolio, along with various other Portfolios in the CitiFunds Family, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1998, the commitment fee allocated to the Portfolio was $215. Since the line of credit was established, there have been no borrowings.

Government Income Portfolio
INDEPENDENT AUDITORS' REPORT

To the Trustees and the Investors of The Premium Portfolios (the Trust), with respect to its series, Government Income Portfolio:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Government Income Portfolio (the "Portfolio"), a series of The Premium Portfolios, as at December 31, 1998, and the related statements of operations and of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights (hereinafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also incudes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned as at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for our opinion.

     In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at December 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the periods indicated in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
February 12, 1999

Trustees and Officers

C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
E.Kirby Warren
William S. Woods, Jr.

Secretary

Linda T. Gibson*

Treasurer

John R. Elder*

*Affiliated Person of Administrator and Distributor

Investment Adviser
(of Government Income Portfolio)

Citibank, N.A.
153 East 53rd Street, New York, NY 10043

Administrator and Distributor

CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

Transfer Agent and Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Auditors

PricewaterhouseCoopers LLP
160 Federal Street,Boston, MA 02110

Legal Counsel

Bingham Dana LLP
150 Federal Street, Boston, MA 02110

  THE CITIFUNDS FAMILY

  Large Cap Stocks
o CitiFunds Growth & Income Portfolio
o CitiFunds Large Cap Growth Portfolio

  Small Cap Stocks
o CitiFunds Small Cap Value Portfolio
o CitiFunds Small Cap Growth Portfolio

  International Stocks
o CitiFunds International Growth & Income Portfolio
o CitiFunds International Growth Portfolio

  Growth with Income
o CitiFunds Balanced Portfolio

  Bonds
o CitiFunds Short-Term U.S. Government Income Portfolio
o CitiFunds Intermediate Income Portfolio
o CitiFunds National Tax Free Income Portfolio
o CitiFunds California  Tax Free Income Portfolio
o CitiFunds New York Tax Free Income Portfolio

  Money Markets
o CitiFunds Cash Reserves
o CitiFunds U.S. Treasury Reserves
o CitiFunds Tax Free Reserves
o CitiFunds California Tax Free Reserves
o CitiFunds Connecticut Tax Free Reserves
o CitiFunds New York Tax Free Reserves

This report is prepared for the information of shareholders.
It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

For more information contact your Service Agent or call 1-800-625-4554

CitiFunds are made available by CFBDS, Inc. as distributor.

(c) 1999 Citicorp      [RECYCLE LOGO] Printed on recycled paper     CFA/USG/1298